                                                                  EXHIBIT 10.3

                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT


         This Offshore Securities Subscription Agreement is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

         This Agreement has been executed by the undersigned in connection with the private placement of shares of Common Stock (hereinafter referred to as the "Shares") of

FORTUNE PETROLEUM CORPORATION
30101 Agoura Court
Agoura Hills, California 91301

         TRADING SYMBOL ("FPX"), a corporation organized under the laws of Delaware, United States of America (hereinafter referred to as the "ISSUER").

         The undersigned

NAME:        ISRAEL MANDEL

ADDRESS:     21 SOKOLOFF STREET
             BNAI BRAK


[a Corporation organized under the laws of ISRAEL, a non USA Jurisdiction] (hereinafter referred to as the "PURCHASER") hereby represents and warrants to, and agrees with ISSUER as follows:

         1.      AGREEMENT TO SUBSCRIBE; ADJUSTMENTS.

                 a. The undersigned hereby subscribes for sixty one thousand eight hundred thirty five (61,835) Shares at a Price Per Share of $3.234375, payable in United States Dollars for a total of $200,000 ("Gross Purchase Price").

                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT


         This Offshore Securities Subscription Agreement is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

         This Agreement has been executed by the undersigned in connection with the private placement of shares of Common Stock (hereinafter referred to as the "Shares") of

FORTUNE PETROLEUM CORPORATION
30101 Agoura Court
Agoura Hills, California 91301

         TRADING SYMBOL ("FPX"), a corporation organized under the laws of Delaware, United States of America (hereinafter referred to as the "ISSUER").

         The undersigned

NAME:    M.M. BEGUN

ADDRESS: ALAMEVA FRANCO 760/61
         SAO PAUL, BRAZIL



[a Corporation organized under the laws of BRAZIL, a non USA Jurisdiction] (hereinafter referred to as the "PURCHASER")

hereby represents and warrants to, and agrees with ISSUER as follows:

         1.      AGREEMENT TO SUBSCRIBE; ADJUSTMENTS.

                 a. The undersigned hereby subscribes for one hundred fifty four thousand five hundred eighty nine (154,589) Share of $3.234375, payable in United States Dollars for a total of $500,000 ("Gross Purchase Price").

                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT


         This Offshore Securities Subscription Agreement is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

         This Agreement has been executed by the undersigned in connection with the private placement of shares of Common Stock (hereinafter referred to as the "Shares") of

FORTUNE PETROLEUM CORPORATION
30101 Agoura Court
Agoura Hills, California 91301

         TRADING SYMBOL ("FPX"), a corporation organized under the laws of Delaware, United States of America (hereinafter referred to as the "ISSUER").

         The undersigned

NAME:    SHULSMITH PRITAKER

ADDRESS: 28 RECHON DOV SADAAN
         PISGAT ZEV MIZRACH
         JERUSALEM, ISRAEL


[a Corporation organized under the laws of ISRAEL, a non USA Jurisdiction] (hereinafter referred to as the "PURCHASER")

hereby represents and warrants to, and agrees with ISSUER as follows:

         1.      AGREEMENT TO SUBSCRIBE; ADJUSTMENTS.

                 a. The undersigned hereby subscribes for two hundred thirty-one thousand eight hundred eighty four (231,884) Shares at a Price Per Share of $3.234375, payable in United States Dollars for a total of $750,000 ("Gross Purchase Price").

                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT


         This Offshore Securities Subscription Agreement is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

         This Agreement has been executed by the undersigned in connection with the private placement of shares of Common Stock (hereinafter referred to as the "Shares") of

FORTUNE PETROLEUM CORPORATION
30101 Agoura Court
Agoura Hills, California 91301

         TRADING SYMBOL ("FPX"), a corporation organized under the laws of Delaware, United States of America (hereinafter referred to as the "ISSUER").

         The undersigned

NAME:    YAAKOV BARBER

ADDRESS: 386 NORTH ROAD
         ORMUND, MELBOURNE 3204
         AUSTRALIA


[a Corporation organized under the laws of AUSTRALIA, a non USA Jurisdiction] (hereinafter referred to as the "PURCHASER")

hereby represents and warrants to, and agrees with ISSUER as follows:

         1.      AGREEMENT TO SUBSCRIBE; ADJUSTMENTS.

                 a. The undersigned hereby subscribes for one hundred fifty four thousand five hundred eighty nine (154,589) Shares at a Price Per Share of $3.234375, payable in United States Dollars for a total of $500,000 ("Gross Purchase Price").

                 b. FORM OF PAYMENT. The PURCHASER shall pay the purchase price for the Shares by delivering good funds in United States Dollars to the escrow agent identified in the Joint Escrow Instructions attached hereto as ANNEX II (the "Escrow Agent"). Delivery of such funds to the ISSUER by the Escrow Agent shall be made against delivery by the ISSUER of one or more certificates for the Shares in accordance with this Agreement. Promptly following notice by the Escrow Agent of receipt of payment from the PURCHASER of the subscription price for the Shares, the ISSUER shall determine whether to accept such subscription and, if so accepted, shall deliver one or more certificates for the Shares to the Escrow Agent. By signing this Agreement, the PURCHASER and the ISSUER each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions attached hereto as ANNEX II, all of the provisions of which are incorporated herein by this reference as if set forth in full.

                 c.       ADJUSTMENT.  (i)   In the event that the average of
                          the daily Market Price (as hereinafter defined) of the Common Stock during a period of five (5) trading days, commencing on the last day of the Restricted Period (as defined in 5) (the "Average Price"), is less than $3.965 (90% of the Price Per Share), then the Company shall deliver to the Purchaser, a number of Additional Shares, if any, determined in accordance with the following formula:

                          Gross
    Number of             Purchase Price
                  =       ----------------------   less No. of Initial Shares
 Additional Shares        Average Price x .75

                          For purposes of the foregoing calculation, "Market Price" shall mean the closing bid price per share of the Common Stock as reported by the American Stock Exchange for any trading day, or if no such price is reported, then the reported closing bid price per share on the last preceding trading day for which a trade was reported.

                          (ii) The Additional Shares, if any, shall be issued at a closing (the "Additional Closing") to occur on a date that is mutually agreed to by the Company and the Purchaser not later than five (5) business days after the last day of the period used to calculate the Average Price (the "Additional Closing Date").

                 d.       (i)     In the event that the average of the daily
                          Market Price (as hereinafter defined) of the Common Stock during a period of five (5) trading days, commencing on the last day of the Restricted Period (the

                          "Average Price"), is greater than $4.487 (110% of the Price Per Share), then the Escrow Agent shall re-deliver to the Company prior to the Additional Closing Date, a number of Initial Shares, if any, determined in accordance with the following formula:

                          Gross
     Number of            Purchase Price
                  less    ----------------------  =  Shares to be redelivered
    Initial Shares        Average Price x .75

                          For purposes of the foregoing calculation, "Market Price" shall mean the closing bid price per share of the Common Stock as reported by the American Stock Exchange for any trading day, or if no such price is reported, then the reported closing bid price per share on the last preceding trading day for which a trade was reported.

                 e. METHOD OF PAYMENT. Payment of the purchase price for the Shares shall be made by wire transfer of funds to:

                                  Bank of New York
                                  350 Fifth Avenue
                                  New York, New York 10001

                                  ABA# 021000018
                                  For Further Credit to A/C# 637-1415554
                                  for credit to the account of Krieger &
                                  Prager, Attorneys - Escrow Account


    2. SUBSCRIBER REPRESENTATIONS; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                 a. OFFSHORE TRANSACTION. PURCHASER represents and warrants to ISSUER as follows:

                          (i) PURCHASER is not a U.S. person as that term is defined under Regulation S.

                          (ii) PURCHASER is outside the United States as of the date of the execution and delivery of this agreement.

                          (iii) PURCHASER is purchasing the Shares for its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with purchaser in the United States.

                          (iv) PURCHASER represents and warrants and hereby agrees that all offers and sales of the Shares prior to the expiration of a period commencing on the date of the transaction and ending 40 days thereafter shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of securities under the Securities Act of 1933 or pursuant to an exemption from registration, and all offers and sales after the expiration of the 40 day period shall be made only pursuant to such registration or to such exemption from registration.

                          (v) The Shares have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to U.S. Persons unless the Shares are registered under the Securities Act of 1933 or an exemption from the registration requirements is available.

                          (vi) PURCHASER acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment.

                          (vii) PURCHASER understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of Federal and State securities laws and that the ISSUER is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of PURCHASER set forth herein in order to determine the applicability of such exemptions and the suitability of PURCHASER to acquire the Shares.

                          (viii) PURCHASER is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto.

                          (ix) In evaluating its investment, PURCHASER has consulted its own investment and/or legal and/or tax advisors.

                          (x) PURCHASER understands that in the view of the SEC the statutory basis for the exemption claimed for this transaction would not be present if the offering of Shares, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. PURCHASER is acquiring the Shares for investment purposes and has no present intention to sell the Shares in the United States or to a U.S. Person or for the account or benefit of a U.S. Person either now or after the expiration of the Restricted Period.

                          (xi) PURCHASER is not an underwriter of, or dealer in, the Shares, and PURCHASER is not participating, pursuant to a contractual agreement, in the distribution of Shares.

                          (xii) During the Restricted Period (as hereinafter defined), neither PURCHASER nor any of its affiliates will, directly or indirectly, maintain any short position in the securities of the ISSUER.

                 b. CURRENT PUBLIC INFORMATION. PURCHASER acknowledges that PURCHASER has been furnished with or has acquired copies of the Company's most recent Annual Report on the form 10-K filed with the Securities and Exchange Commission and the forms 10-Q and 8-K filed thereafter (collectively the "SEC Filings"), and other publicly available documents.

                 c. INDEPENDENT INVESTIGATION; ACCESS. PURCHASER acknowledges that PURCHASER, in making the decision to purchase the Shares subscribed for, has relied upon independent investigations made by it and it's purchaser representatives, if any, and PURCHASER and such representative, if any, have, prior to any sale to it, been given access and the opportunity to examine all material books and records of the Corporation, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from ISSUER or any person acting on its behalf concerning the terms and conditions of this offering. PURCHASER and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of the ISSUER and materials relating to the offer and sale of the Shares which have been requested. PURCHASER and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

                 d. NO GOVERNMENT RECOMMENDATION OR APPROVAL. PURCHASER understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares.

                 e.       ENTITY PURCHASERS.   If PURCHASER is a partnership,
                          corporation or trust, the person executing the Offshore Securities Subscription Agreement on its behalf represents and warrants that:

                          (i) He or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Offshore

                                  Securities Subscription Agreement.

                          (ii)    He or she is duly authorized (if the
                                  undersigned is a trust, by the trust
                                  agreement) to make this investment and to enter into and execute this Offshore Securities Subscription Agreement on behalf of such entity.

         3.      ISSUER REPRESENTATIONS.

                 a. REPORTING COMPANY STATUS. ISSUER is a reporting issuer as defined by Rule 902 of Regulation S. ISSUER is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). ISSUER has registered its common stock pursuant to Section 12 of the Exchange Act and the common stock trades on the American Stock Exchange.

                 b. OFFSHORE TRANSACTION. ISSUER has not offered these securities to any person in the United States or to any U.S. person as that term is defined in Regulation S.

                 c. NO DIRECTED SELLING EFFORTS. In regard to this transaction, ISSUER has not conducted any "direct selling efforts" as that term is defined in Rule 902 of regulation S nor has ISSUER conducted any general solicitation relating to the offer and sale of the within securities to persons resident within the United States or elsewhere.

                 d. SHARES. The Shares when issued and delivered will be duly and validly authorized and issued, fully paid and non-assessable and will not be subject the holders thereof to any liability by reason of being such holders.

                 e. LEGALITY. The ISSUER has the requisite corporate power and authority to enter into this Agreement and to sell and deliver the Shares; this Agreement and the issuance of the Shares have been duly and validly authorized by all necessary corporate action by the ISSUER; this Agreement has been duly and validly executed and delivered by and on behalf of the ISSUER, and is a valid and binding agreement of the ISSUER, enforceable against it in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally.

                 f. NON-CONTRAVENTION. The execution and delivery of this Agreement and the consummation of the issuance of the Shares, and the consummation of the transactions contemplated by this Agreement by the ISSUER do not and will not conflict with or result in a breach by the ISSUER of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or by-laws of the ISSUER, or any material indenture, mortgage, deed of trust, or other material agreement or instrument to which the ISSUER is a party or by which it or any of its properties or assets are bound or (assuming that the representations and warranties of the PURCHASER in
                          Section 2 hereof, and the representations and warranties of the distributor to the ISSUER, are true and correct), any existing applicable U.S. law, rule, or regulation or any applicable decrees, judgment or order of any U.S. court, federal or state regulatory body, administrative agency or other U.S.
                          governmental body having jurisdiction over the ISSUER or any of its properties or assets, the conflict, breach, violation or default of or under which would have a material adverse effect on the ISSUER'S business or financial condition.

                 g.       PRIOR SHARE ISSUES UNDER REGULATION S.   ISSUER has
                          not issued any shares of stock under Regulation S subsequent to its current SEC filings except for 680,000 Shares on February 24, 1995.

                 h. FILINGS. The ISSUER undertakes and agrees to make all necessary filings in connection with the sale of the Shares as required by United States laws and regulations or any domestic securities exchange or trading market.

                 i. ABSENCE OF CERTAIN CHANGES. Since September 30, 1995, there has been no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the ISSUER, except as disclosed in the SEC filings or in Annex V.

         4.      SHARE CERTIFICATES.

                 a. The Company will cause the Certificates representing the Shares to be delivered in escrow, free of restrictive legend, to Krieger & Prager, Esqs. ("Escrow Agent") under the form of Joint Escrow Instructions annexed hereto, until the forty-seventh (47th) day following the Closing.

                 b. If, solely as a result of the ISSUER'S wrongful refusal to honor PURCHASER'S instruction, or wrongful refusal or failure to transfer or issue the Shares, PURCHASER incurs any loss (other than any consequential, indirect, incidental or special damages), the ISSUER shall reimburse PURCHASER for such loss unless PURCHASER shall have breached any of its representations, warranties or covenants set forth in this Agreement, or otherwise taken or omitted to take actions, which actions or omissions constitute gross negligence, bad faith or willful misconduct.

         5.       EXPIRATION OF RESTRICTED PERIOD.

                 The transaction restriction in connection with this offshore offer and sale restricts the PURCHASER from offering and selling to U.S. persons or for the account or benefit of a U.S. Person for a forty (40) day period following the Closing Date ("Restricted Period"). The rules do not require the placement of such a restrictive legend on the share certificate. Rule 903(c)(2) governs the forty (40) day transaction restriction. In the event that multiple subscriptions are accepted by the ISSUER, each separate subscription agreement shall be deemed to be a separate offering under Regulation S and the forty (40) day restriction period shall begin for each transaction separately on the date payment is released to the ISSUER for that specific transaction. Title to the Shares may be transferred by PURCHASERS to other Non United States persons or entities in accordance with Regulation S.

         6. EXEMPTION; RELIANCE ON REPRESENTATION. PURCHASER understands that the offer and sale of the Shares is not being registered under the 1933 Act. ISSUER is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S. Rules 901 through 904 of the Regulation S govern this transaction.

         7.      [OMITTED]

         8. CLOSING DATE AND ESCROW AGENT. The date of the issuance of the Shares and the sale of the Shares (the "Closing Date") shall be no later than five (5) business days after execution hereof or such other mutually agreed to time. Closing shall be effected through delivery of funds and certificates to the Escrow Agent. PURCHASER shall forthwith deliver the necessary funds as indicated in Paragraph 1 to the Escrow Agent. Share Certificates will be delivered at the instructions of the Issuer to the Escrow Agent, on a delivery versus payment basis.

         9. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. PURCHASER understands that ISSUER'S obligation to sell the Stock is conditioned upon:

                 a. The receipt and acceptance by ISSUER of this Subscription Agreement for all of the Shares as evidenced by execution of this Subscription Agreement by the President or any Vice President or Treasurer of the ISSUER. The acceptance of funds by the ISSUER shall be deemed to be constructive acceptance of this Subscription Agreement.

                 b. Delivery to the Escrow Agent by PURCHASER of good funds as payment in full for the purchase of the shares.

                 c. The accuracy on the Closing Date of the representations and warranties of PURCHASER contained in this Agreement and the performance by PURCHASER on or before the Closing Date of all covenants and agreements of PURCHASER required to be performed on or before the

                          Closing Date.

                 d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

          10. CONDITION TO PURCHASER'S OBLIGATION TO PURCHASE. ISSUER understands that PURCHASER'S obligation to purchase the Stock is conditioned upon:

                 a. Acceptance by PURCHASER of a Subscription Agreement for the sale of Shares;

                 b. Delivery of shares of common stock to Escrow Agent without restrictive legend.

                 c.       The accuracy on the Closing Date of the
                          representations and warranties of the ISSUER contained in this Agreement and the performance by the ISSUER on or before the Closing Date of all covenants and agreements of the ISSUER required to be performed on or before the Closing Date; and

                 d. Delivery to the Escrow Agent of an opinion of counsel for the ISSUER, dated the Closing Date and addressed to PURCHASER, in the form attached hereto as ANNEX III.

         11. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York without regard to its choice of law provision. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

         12. REGISTRATION OF THE SECURITIES. ISSUER hereby agrees that, upon demand of holder of the Securities as a result of a regulatory development including, but not limited to, an amendment or proposed amendment of Regulation S, or any "no-action" or interpretive guidance whether oral or written from the Securities and Exchange Commission, which call into question the ability of PURCHASER to resell the Securities without registration, ISSUER will file, and use its reasonable best efforts to cause to become effective a registration statement on Form S-3 under the 1933 Act covering the resale of the Shares issuable upon conversion of the Shares. Any such registration statement shall remain effective for up to twelve (12) months, or until all of the Securities are sold, whichever is earlier. The ISSUER shall provide the PURCHASER with such number of copies of the prospectus as shall be reasonably requested to facilitate the sale of the Shares issuable upon conversion of the Shares. The ISSUER shall bear and pay all expenses incurred in connection with any such registration, excluding discounts and commissions.

         13. FURTHER OFFERINGS. ISSUER agrees that, for a period of 180 days from the

Closing Date, it will not offer for sale or sell any securities other than the Shares issuable upon conversion of the Shares issued to the PURCHASER and to other purchasers contemporaneously herewith, unless, in the opinion of ISSUER's counsel, such offer or sale does not jeopardize the availability of exemptions from the registration and qualification requirements under all applicable securities laws with respect to the Shares. ISSUER hereby warrants that it has not engaged in any such offering during the six months prior to the Closing Date, except as disclosed in ANNEX V hereof.

         14. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

ISSUER:                   FORTUNE PETROLEUM CORPORATION
                          30101 Agoura Court, Suite 110
                          Agoura Hills, California 91301

PURCHASER:                At the address set forth on the first page of this
                          Agreement.

ESCROW AGENT:             Krieger & Prager, Esqs.
                          319 Fifth Avenue
                          New York, New York 10016

                      SIGNATURES FOR INDIVIDUAL SUBSCRIBER


         IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that he, she or they have executed this Subscription Agreement this 7th day of December, 1995.



MENACHEM M. BEGUN                          MENACHEM M. BEGUN
------------------------------------       ------------------------------------
Printed Name                               Signature


------------------------------------       ------------------------------------
Printed Name                               Signature

                      SIGNATURES FOR INDIVIDUAL SUBSCRIBER


         IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that he, she or they have executed this Subscription Agreement this 7th day of December, 1995.


___________________________________        ____________________________________
Printed Name                               Signature

SHULSMITH PRITAKER                         SHULSMITH PRITAKER
-----------------------------------        ------------------------------------
Printed Name                               Signature

                      SIGNATURES FOR INDIVIDUAL SUBSCRIBER


         IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that he, she or they have executed this Subscription Agreement this ______ day of ______________, 1995.


___________________________________        ____________________________________
Printed Name                               Signature


YACOV BARBER                               YACOV BARBER
-----------------------------------        ------------------------------------
Printed Name                               Signature

                      SIGNATURES FOR INDIVIDUAL SUBSCRIBER


         IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that he, she or they have executed this Subscription Agreement this 7th day of December, 1995.


ISRAEL MANDEL                              ISRAEL MANDEL
-----------------------------------        ------------------------------------
Printed Name                               Signature


___________________________________        ____________________________________
Printed Name                               Signature

                            SIGNATURES FOR ENTITIES


         IN WITNESS WHEREOF, the undersigned represents that the following statements are true and correct and that it has caused the Subscription Agreement to be duly executed on its behalf this 7th day of December, 1995.


                                         ISRAEL MANDEL
                                         -------------------------------------
                                         Printed Name of Subscriber


                                         By:
                                             ---------------------------------
                                             (Signature of Authorized Person)


                                         -------------------------------------
                                         Printed Name and Title



Accepted this 11th day of the month of December 1995.

FORTUNE PETROLEUM CORPORATION


By:  TYRONE J. FAIRBANKS
   -----------------------------------
   Title:  President, CEO and CFO
         -----------------------------

                            SIGNATURES FOR ENTITIES


         IN WITNESS WHEREOF, the undersigned represents that the following statements are true and correct and that it has caused the Subscription Agreement to be duly executed on its behalf this ________ day of ___________________, 1995.



                                         YACOV BARBER
                                         -------------------------------------
                                         Printed Name of Subscriber


                                         By:
                                             ---------------------------------
                                             (Signature of Authorized Person)


                                         -------------------------------------
                                         Printed Name and Title



Accepted this 11th day of the month of December 1995.

FORTUNE PETROLEUM CORPORATION


By:  TYRONE J. FAIRBANKS
   -----------------------------------
   Title:  President, CEO and CFO
         -----------------------------

                            SIGNATURES FOR ENTITIES


         IN WITNESS WHEREOF, the undersigned represents that the following statements are true and correct and that it has caused the Subscription Agreement to be duly executed on its behalf this 7th day of December, 1995.



                                         SHULSMITH PRITAKER
                                         -------------------------------------
                                         Printed Name of Subscriber


                                         By:
                                             ---------------------------------
                                             (Signature of Authorized Person)


                                         -------------------------------------
                                         Printed Name and Title



Accepted this 11th day of the month of December 1995.

FORTUNE PETROLEUM CORPORATION


By:  TYRONE J. FAIRBANKS
   -----------------------------------
   Title:  President, CEO and CFO
         -----------------------------

                            SIGNATURES FOR ENTITIES


         IN WITNESS WHEREOF, the undersigned represents that the following statements are true and correct and that it has caused the Subscription Agreement to be duly executed on its behalf this 7th day of December, 1995.


                                         MENACHEM M. BEGUN
                                         -------------------------------------
                                         Printed Name of Subscriber


                                         By:
                                             ---------------------------------
                                             (Signature of Authorized Person)


                                         -------------------------------------
                                         Printed Name and Title



Accepted this 11th day of the month of December, 1995.

FORTUNE PETROLEUM CORPORATION


By:  TYRONE J. FAIRBANKS
   -----------------------------------
   Title:  President, CEO and CFO
         -----------------------------

                                                             ANNEX II

                          JOINT ESCROW INSTRUCTIONS





Dated as of the date of the Offshore
Securities Subscription Agreement to
Which These Joint Escrow
Instructions Are Attached


Krieger & Prager, Esqs.
319 Fifth Avenue
New York, New York 10016

Attention:       Samuel M. Krieger, Esq.

                                  RE: _______________________________
                                               (Purchaser)

Dear Mr. Krieger:

         As escrow agent for both Fortune Petroleum Corporation, a ______________ corporation (the "Company"), and the Purchaser (the "Purchaser") of Shares of the Company, who is named in the Offshore Securities Subscription Agreement (the "Agreement") between the Company and the Purchaser to which a copy of these Joint Escrow Instructions is attached as Annex I (the "Agreement"), you (hereafter, the "Escrow Agent") are hereby authorized and directed to hold the documents and funds (together with any interest thereon, the "Escrow Funds") delivered to the Escrow Agent pursuant to the terms of the Agreement in accordance with the following instructions:

        1. Upon its acceptance of the Subscription Agreement, the Company shall deliver or cause to be delivered to Escrow Agent, common stock share certificates ("Share Certificates") for ____________ Shares in increments of 50,000 shares each, as provided in the Subscription Agreement.

        2. The Escrow Agent shall, as promptly as feasible, notify the Company of receipt of the purchase price from the Purchaser, and notify the Purchaser (or such agent as the Purchaser may designate in writing) of receipt of certificates for the Shares (each a "Certificate" and collectively the "Certificates"). As promptly as feasible upon receipt of notice (whether oral or in written form) from the Company and the Purchaser that the respective conditions precedent to the purchase and sale have been satisfied (which notice shall not be unreasonably withheld), the Escrow Agent shall, after reduction by the amounts referred to in the next succeeding sentence of this paragraph, release the Escrow Funds to or upon the order of the Company (it being understood that such notice will be deemed given by the Purchaser if no such notice is given to the Escrow Agent within two (2) business days following delivery by telecopy of the photocopied Certificates) and shall release the Certificates to the Purchaser. After receipt of such notice, a portion of the Escrow Funds shall be released by the Escrow Agent as follows: an amount equal to the fees due to Whitechapel Management Ltd. ("Distributor") and 1/2 of 1% of the Escrow Funds to the Escrow Agent, shall be released to or upon the order of Escrow Agent. If such Certificates are not deposited with the Escrow Agent within ten (10) days after receipt by the Company of notice of receipt by the Escrow Agent of the funds from the Purchaser, Escrow Agent shall notify the Purchaser and Purchaser shall be entitled to cancel the subscription and demand repayment of the funds. If the Company or the Purchaser notifies the Escrow Agent that on the Closing
Date (as defined in the Agreement) the conditions precedent to the obligations of the Company or the Purchaser, as the case may be, under the Agreement were not satisfied or waived, then the Escrow Agent shall return the Escrow Funds to the Purchaser and shall return the Certificates to the Company. Prior to return of the Escrow Funds to the Purchaser, the Purchaser shall furnish such tax reporting or other information as shall be appropriate for the Escrow
Agent to comply with applicable United States laws. The Escrow Agent shall deposit all funds received hereunder in the Escrow Agent's attorney escrow account at The Bank of New York.

         3. The Share Certificates delivered to the Escrow Agent pursuant hereto shall be deposited for safekeeping with the Escrow Agent (the "Escrow Account"). During the Escrow Period (hereinafter defined), none of the Share Certificates deposited in the Escrow Account shall become the property of Investor or any other entity or be subject to the debts of investor or any other entity except as expressly provided herein, and the Escrow Agent shall neither make nor permit any disbursements or deliveries from the Escrow Account except as expressly provided herein.

         4. The Escrow Period shall begin on the effective date of the Subscription Agreement and, except as provided in Section 4 below, shall continue until terminated on the 47th day after the Closing Date, or as otherwise provided in Section 1 of the Subscription Agreement

Notwithstanding the foregoing, if there remain Share Certificates in the Escrow Account, all such Share Certificates then remaining in the Escrow Account shall forthwith be forwarded to the Company upon written request given to Escrow Agent by the Company.

        5. The Company shall deliver to the Escrow Agent appropriate written notice of any extension or amendment to the Subscription Agreement.

        6. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Purchaser and the Escrow Agent.

         7. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

         8. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. The Escrow Agent shall be entitled, at its own expense, to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for Purchaser and may continue to act as legal counsel for Purchaser, from time to time, notwithstanding its duties as Escrow Agent hereunder.

         11. The Escrow Agent's responsibilities as Escrow Agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Purchaser. In the event of any such resignation, the Purchaser and the Company shall appoint a successor Escrow Agent.

         12. If the Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or Escrow Funds held by the Escrow Agent hereunder, the Escrow
Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or Escrow Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or
(2) to deliver the Escrow Funds and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the State and City of New York in accordance with the applicable procedure therefor.

         14. The Company and the Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

         15. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:                  Fortune Petroleum Corporation
                          30101 Agoura Court, Suite 110
                          Agoura, California 91301
                          ATT:    General Counsel

PURCHASER:                At the address set forth on the first page of the
                          Agreement.

ESCROW AGENT:             Krieger & Prager, Esqs.
                          319 Fifth Avenue
                          New York, New York 10016
                          Telecopier No. (212) 213-2077

         16. By signing these Joint Escrow Instructions, the Escrow Agent becomes a party hereto only for the purpose of these Joint Escrow Instructions; the Escrow Agent does not become a party to the Agreement. The Company and the Purchaser have become parties hereto by their execution and delivery of the Agreement, as provided therein.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of New York without giving effect to principles governing the conflicts of laws. A facsimile transmission of these instructions signed by the Escrow Agent shall be legal and binding on all parties hereto.

         18. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement.

         19. The rights and obligations of any party hereto are not assignable without the written consent of the other parties hereto.

ACCEPTED BY ESCROW AGENT:

KRIEGER & PRAGER


By:
   ----------------------------------
Date:   December 7, 1995
     --------------------------------